3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: b) Leases (Policies)	12 Months Ended
Dec. 31, 2019
Policies
b) Leases

b)Leases

Effective January 1, 2019, the Company adopted IFRS 16 Leases using the modified retrospective approach. The modified retrospective approach does not require restatement of prior period financial information as it recognizes the cumulative effect as an adjustment to opening retained earnings and applies the standard prospectively.

A contract is, or contains, a lease if the contract conveys a lessee the right to control the use of lessor’s identified asset for a period of time in exchange for consideration.

Upon the adoption of IFRS 16, the Company adopted the following significant accounting policy effective January 1, 2019:

The Company as a lessee

A lease liability is recognized at the commencement of the lease term at the present value of the lease payments that are not paid at that date. At the commencement date, a corresponding right-of-use asset is recognized at the amount of the lease liability, adjusted for lease incentives received, retirement costs and initial direct costs. Depreciation is recognized on the right-of-use asset over the lease term. Interest expense is recognized on the lease liabilities using the effective interest rate method and payments are applied against the lease liability.

On adoption of IFRS 16, the Company recognized lease liabilities of $68,253 in relation to lease arrangements measured at the present value of the remaining lease payments, adjusted by commitments in relation to arrangements not containing leases, short-term and low-value leases, and discounted using the Company’s incremental borrowing rate as of January 1, 2019. The incremental borrowing rate used to determine the lease liabilities at adoption was 12%. The associated right-of-use assets were measured at the amount equal to the lease liabilities on January 1, 2019, with no impact on deficit. See Note 8 – "Right-of-Use Assets" and Note 12 – "Lease Liabilities" for additional information regarding the Company's leases.

Key areas where management has made judgments, estimates, and assumptions related to the application of IFRS 16 include:

-The incremental borrowing rates are based on judgments including economic environment, term, currency, and the underlying risk inherent to the asset. The carrying balance of the right-of-use assets, lease liabilities, and the resulting interest expense and depreciation expense, may differ due to changes in the market conditions and lease term.

-Lease terms are based on assumptions regarding extension terms that allow for operational flexibility and future market conditions.

The Company as a lessor

A lease is classified as an operating lease if it does not transfer substantially all the risks and rewards incidental to ownership of an underlying asset. All other leases are classified as finance leases.

Leases of the Company’s POC systems to customers are classified are operating leases. Lease payments from operating leases are recognized as income on a straight-line basis. All costs, including depreciation, incurred in earning the operating lease income are recognized as an expense. Initial direct costs incurred in obtaining an operating lease are added to the carrying amount of the underlying asset and recognized as an expense over the lease term on the same basis as the lease income. The depreciation for depreciable underlying assets subject to operating leases is in accordance with depreciation policy for the Company’s equipment.